OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Supplement dated January 3, 2017 to the

Prospectus and Statement of Additional Information dated January 28, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Strategic Income Fund (the “Fund”), each dated January 28, 2016, and is in addition to any other supplement(s).

Effective January 26, 2017:

1.	The sixth paragraph of the section titled “Principal Investment Strategies” in the Prospectus is deleted and replaced by the following:

The portfolio managers analyze the overall investment opportunities and risks among the three market sectors in which the Fund invests and seek to moderate the special risks of investing in lower-grade, high-yield debt instruments and foreign securities by building a broadly diversified portfolio. The Fund’s diversification strategies are intended to help reduce share price volatility while seeking current income.

The portfolio managers currently focus on securities offering a balance of income and total return, securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and relative values among the three market sectors in which the Fund invests. These factors may vary in particular cases and may change over time. The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

2.	The last paragraph in the section titled “Principal Investment Strategies” in the Prospectus is deleted and replaced by the following:

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. Investments in the Subsidiary are intended to provide the Fund with exposure to Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

3.	The section titled “Risks of Commodity-Linked Investments” under the heading “Principal Risks” in the Prospectus is deleted entirely.

4.	The sections titled “Commodity-Linked Derivatives,” “Commodity-Linked Notes” and “Risks of Commodity-Linked Investments” under the heading “About the Fund's Investments -- The Fund’s Principal Investment Strategies and Risks” in the Prospectus are deleted entirely.

5.	The section titled “Investments in the Fund's Wholly-Owned Subsidiary” under the heading “About the Fund's Investments -- The Fund’s Principal Investment Strategies and Risks” in the Prospectus is deleted and replaced with the following:

Investments in the Fund's Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities.

Investment in the Subsidiary is expected to provide the Fund with exposure to Regulation S securities. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income from the Fund’s investment in the Subsidiary constitutes “qualifying income” for purposes of qualifying as a regulated investment company under Subchapter M.

6.	The sections titled “Investments in Mining Securities and Metal Investments,” “Risks of Investments in Mining Securities and Metal Investments” and “Investing in Gold ETFs” under the heading “About the Fund's Investments --Other Investment Strategies and Risks” in the Prospectus are deleted entirely.

7.	The section titled “Master Limited Partnerships” under the heading “About the Fund's Investments --Other Investment Strategies and Risks” in the Prospectus is deleted entirely.

8.	The section titled “Commodity-Linked Notes” under the heading “The Fund's Main Investment Policies” in the SAI is deleted entirely.

9.	The section titled “Commodity Futures” under the heading “The Fund's Main Investment Policies” in the SAI is deleted entirely.

10.	The first paragraph in the section titled “Investment in Wholly-Owned Subsidiary” under the heading “The Fund's Main Investment Policies” in the SAI is deleted and replaced with the following:

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests primarily in Regulation S securities.

11.	The section titled “Publicly Traded Partnerships; Master Limited Partnerships” under the heading “Other Investments and Investment Strategies” in the SAI is deleted entirely.

12.	The first paragraph in the section titled “Organization and Management of Wholly-Owned Subsidiary” under the heading “The Manager and the Sub-Adviser” is deleted and replaced with the following:

The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in Regulation S securities.

January 3, 2017	PS0230.052